THE LAZARD FUNDS, INC.

Lazard Global Strategic Equity Portfolio

Supplement to Current Prospectus

The following replaces “Summary Section—Lazard Global Strategic Equity Portfolio—Average Annual Total Returns” in the Prospectus:

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2018) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	8/29/14
Returns Before Taxes		-9.16%	2.25%
Returns After Taxes on Distributions		-15.09%	-5.40%
Returns After Taxes on Distributions and Sale of Portfolio Shares		-2.50%	1.02%
Open Shares (Returns Before Taxes)	8/29/14	-9.39%	1.93%
R6 Shares (Returns Before Taxes)		-9.16%	2.25%
MSCI All Country World Index (reflects no deduction for fees, expense or taxes)		-9.42%	3.26%

Dated: August 16, 2019